INCOME TAXES	12 Months Ended
Dec. 31, 2017
INCOME TAXES [Text Block]

13. INCOME TAXES

Pre-tax income (loss) from continuing operations for the years ended December 31, 2017, 2016, and 2015 were taxable in the following jurisdictions:

	2017	2016	2015
PRC	$1,081,102	$(1,442,284	$3,397,483
Others	(1,212,136)	(17,024,349)	(7,787,215)
Total income (loss) before income taxes	$(131,034)	$(18,466,633)	$(4,389,732)

United States

Because of the domestication transaction in 2012 by which CNIT BVI became the parent of our group, under Section 7874 of the Internal Revenue Code of 1986, as amended, the Company is treated for U.S. federal tax purposes as a U.S. corporation and, among other consequences, is subject to U.S. federal income tax on its worldwide income. It is management’s intention to reinvest all the income attributable to the Company earned by its operations outside the United States.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Act”). The Act makes broad and complex changes to the U.S. tax code, including, but not limited to, (1) reducing the U.S. federal corporate tax rate from 35 percent to 21 percent; (2) requiring companies to pay a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries; (3) generally eliminating U.S. federal income taxes on dividends from foreign subsidiaries; (4) requiring a tax on Global Intangible Low-Taxed Income (“GILTI”) which is a current inclusion in U.S. federal taxable income of certain earnings of controlled foreign corporations; (5) eliminating the corporate alternative minimum tax ("AMT") and changing how existing AMT credits can be realized; (6) creating the base erosion anti-abuse tax ("BEAT"), a new minimum tax; (7) creating a new limitation on deductible interest expense; and (8) changing rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017.

The SEC staff issued Staff Accounting Bulletin 118, which provides guidance on accounting for the tax effects of the Act for which the accounting under ASC 740, Income Taxes (“ASC 740”) is incomplete. To the extent that a company's accounting for certain income tax effects of the Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before enactment of the Act.

As of December 31, 2017, the Company has not completed its accounting for the tax effects of the enactment of the Act. The Company operates primarily in PRC. To complete the accounting associated with the Act, the Company will continue to review the technical tax interpretations associated with the underlying law, monitor state legislative changes, and review U.S. federal and state guidance as it is issued. Further the Company will continue to accumulate and refine the relevant data and computational elements needed to finalize its accounting within the measurement period.

BVI

Under the current laws of the BVI, dividends and capital gains arising from the Company’s investments in the BVI and ordinary income, if any, are not subject to income taxes.

Hong Kong

Under the current laws of Hong Kong, ISSI, IST HK and HPC are subject to a profit tax rate of 16.5% .

PRC

Income tax (benefit) expense from continuing operations consists of the following:

	2017	2016	2015
Current taxes	$(1,070,343)	$(307,557)	$543,944
Deferred taxes	-	365,401	3,761,084
Income tax expense (benefit)	$(1,070,343)	$57,844	$4,305,028

Current income tax benefit was recorded in 2016 and 2017 and was related to differences between the book and corporate income tax returns. Income tax expense recorded in 2015 primarily related to utilization of deferred tax assets relating to net operating loss carry forwards offset with taxable income recorded relating to the sale of assets held for sale discussed in Note 10.

	2017	2016	2015
PRC statutory tax rate	25%	25%	25%
Computed expected income tax (benefit) expense	$(32,759)	$(4,616,658)	$(1,097,433)
Tax rate differential benefit from tax holiday	287,080	652,038	(1,771,273
Permanent differences	(5,566,907)	2,648,828	6,039,892
Tax effect of deductible temporary differences not recognized	143,948	264,418	601,779
Non-deductible tax loss	4,098,295	1,109,218	532,063
Income tax (benefit) expense	$(1,070,343)	$57,844	$4,305,028

The significant components of deferred tax assets and deferred tax liabilities were as follows as of December 31, 2017 and December 31, 2016:

	December 31, 2017		December 31, 2016
	Deferred	Deferred	Deferred	Deferred
	Tax	Tax	Tax	Tax
	Assets	Liabilities	Assets	Liabilities
Allowance for doubtful accounts	$1,188,831	$-	$1,007,812	$-
Loss carry-forwards	1,314,061	-	1,397,179	-
Fixed assets	20,937	(243,728)	35,341	(226,784)
Inventory valuation	408,905	-	302,134	-
Salary payable	12,113	-	28,569	-
Intangible assets	212,283	134,801	190,077	126,349
Gross deferred tax assets and liabilities	3,157,130	(108,927)	2,961,112	(100,435)

Valuation allowance	(3,048,203)	-	(2,860,677)	-
Total deferred tax assets and liabilities	$108,927	$(108,927)	$100,435	$(100,435)

The Company has net operating loss carry forwards totaling RMB43.0 million ($6.4 million) as of December 31, 2017, substantially all of which were from PRC subsidiaries and will expire on various dates through December 31, 2022. Valuation allowance for deferred tax asset was fully provided.

IST and Topcloud are all governed by the Income Tax Laws of the PRC. These companies are approved as being high-technology enterprises and subject to PRC enterprise income tax rate (“EIT”) at 15%, while Biznest is subject to a 12.5% of EIT.

The Company recognizes that virtually all tax positions in the PRC are not free of some degree of uncertainty due to tax law and policy changes by the State. However, the Company cannot reasonably quantify political risk factors and thus must depend on guidance issued by current State officials.

Based on all known facts, circumstances, and current tax law, the Company has recorded $-and $-of unrecognized tax benefits as of December 31, 2017 and 2016, respectively. The Company believes that there are no tax positions for which it is reasonably possible, based on current Chinese tax laws and policies, that the unrecognized tax benefits will significantly increase or decrease over the next 12 months, individually or in the aggregate, and have a material effect on the Company’s results of operations, financial condition or cash flows.

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. Any accrued interest or penalties associated with any unrecognized tax benefits were not significant for the years ended December 31, 2017, 2016, and 2015.

Since the Company intends to reinvest its earnings to further expand its businesses in the PRC, the PRC subsidiaries do not intend to declare dividends to their parent companies in the foreseeable future. The Company’s foreign subsidiaries are in a cumulative deficit position. Accordingly, the Company has not recorded any deferred taxes on the cumulative amount of any undistributed deficit earnings. It is impractical to calculate the tax effect of the deficit at this time.